UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2013

Magnolia Solar Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151633	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Cummings Park Suite 316 Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 30, 2013, Magnolia Solar Corporation issued a press release announcing that its wholly owned subsidiary, Magnolia Solar, Inc., achieved high quality 6-inch growth of nanostructured antireflection coatings on glass for solar cell applications. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNOLIA SOLAR CORPORATION

Date: January 30, 2013	By:	/s/ Ashok Sood
Dr. Ashok K. Sood
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 30, 2013

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